UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2012 (September 19, 2012)

TICC CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-50398	20-0188736
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

TICC Capital Corp. issued press releases on September 19, 2012 and September 20, 2012. The Registrant’s press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated September 19, 2012
99.2	Press release dated September 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2012	TICC CAPITAL CORP.

	By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal President